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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                              ------------------



                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported): September 27, 2001


               CREDIT AND ASSET REPACKAGING VEHICLE CORPORATION
              (Exact Name of Registrant as Specified in Charter)

           Delaware              333-64594           13-4182182
(State or Other Jurisdiction    (Commission         (IRS Employer
       of Incorporation)        File Number)      Identification No.)



  85 Broad Street, New York, New York                    10004
(Address of Principal Executive Offices)               (Zip Code)



      Registrants telephone number, including area code:  (212) 902-1000

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        The following exhibits are filed herewith:

Exhibit
Number      DESCRIPTION
-------     -----------

5.1         Opinion of Sullivan & Cromwell with respect to Legality.


23.1        Consent of Sullivan & Cromwell (included in Exhibit 5.1).


                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 27, 2001



                                CREDIT AND ASSET REPACKAGING
                                VEHICLE CORPORATION



                                By:/s/ TODD DAGOSTA
                                  -------------------------
                                  Name:  Todd Dagosta
                                  Title: President